EATON VANCE TABS 1-to-10 YEAR LADDERED MUNICIPAL BOND FUND

EATON VANCE TABS 10-to-20 YEAR LADDERED MUNICIPAL BOND FUND

Supplement to Prospectus dated May 3, 2015

The following replaces “General.” in “Investment Objectives & Principal Policies and Risks”:

General.  The Fund's 80% Policy only may be changed with shareholder approval. Unless  otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. At the beginning of each calendar year, with respect to the Fund’s 80% Policy, the Fund intends to invest at least 5% of its net assets in securities with a final maturity of 10 years (for Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund) or 20 years (for Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund) within 90 days of the beginning of the calendar year.  During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.  The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

March 24, 2016	21566 3.24.16

EATON VANCE TABS 1-to-10 YEAR LADDERED MUNICIPAL BOND FUND

EATON VANCE TABS 10-to-20 YEAR LADDERED MUNICIPAL BOND FUND

Supplement to Statement of Additional Information dated May 3, 2015

The following replaces the final paragraph in “Investment Restrictions”:

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset.  Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset.  However, the Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above.  If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders. With respect to the Fund’s principal investment strategy to seek to weight investment in obligations such that at least 5% and not more than 15% of the Fund’s net assets are invested in obligations with a final maturity in a year within the one-to-ten year (for Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund) or ten-to-twenty year (for Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund) maturity range, the Fund will purchase obligations in an orderly manner with consideration of the best interests of shareholders when investment in a maturity range falls below 5% of the Fund’s net assets.

March 24, 2016	3.24.16

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